The Board of Directors recommends voting FOR Items 1,2,3,4 and 5.

1. ELECTION OF CLASS B    FOR ALL NOMINEES    WITHHOLD AUTHORITY to
   DIRECTORS AND A CLERK  LISTED BELOW    [ ] vote for all nominees below [ ]

   EXCEPTIONS* (as indicated
   to the contrary below) [ ]

Messrs. Cook, Harwood, Liabo, MacDonald, McLaughlin, Morley, Steinkraus,
Troubh, and Ziegler and Mr. Webster for Clerk.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provided below.)

*Exceptions____________________________________________________________________

2. RATIFICATION OF AUDITORS.             3. APPROVAL OF 1994 STOCK PLAN.

FOR [ ] AGAINST [ ] ABSTAIN [ ]          FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. APPROVAL OF AMENDMENT TO 1985         5. APPROVAL OF AMENDMENT TO
   STOCK OPTION PLAN.                       1986 STOCK OPTION PLAN.

FOR [ ] AGAINST [ ] ABSTAIN [ ]          FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. In their discretion, the Proxies are
   authorized to vote upon such other    PROXY DEPARTMENT        Address Change
   business as may properly              NEW YORK, N.Y. 10203-0163  Mark Here[]
   come before said meeting.
                                      The signature on your proxy should agree with the name(s) shown at the left. If the stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      Dated ______________________________1994
                                      ___________________________________(L.S.)
                                      ___________________________________(L.S.)
                                            Signature(s) of Shareholder(s)

Sign, Date and Return the Proxy Card Promptly      Vote must be indicated
Using the Enclosed Envelope.                       (X) in Black or Blue ink.[ ]

                    AMERICAN MAIZE-PRODUCTS COMPANY

              ANNUAL MEETING OF SHAREHOLDERS-APRIL 27, 1994

                             CLASS B PROXY

             This Proxy is Solicited by the Board of Directors

   The undersigned hereby appoints William Ziegler, III, Patric J. McLaughlin and C. Alan MacDonald, and each of them, the attorneys and proxies of the undersigned (each with the power to act without the others and with power of substitution) to vote, as designated on the reverse side, all shares of Class B Common Stock of American Maize-Products Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Rich Forum, Stamford Center for the Arts, 307 Atlantic Street, Stamford, Connecticut on the 27th day of April, 1994, at 11:00 o'clock A.M., and any adjournments thereof upon all matters which may properly come before the said Annual meeting.

   Unless otherwise specified, this proxy will be voted FOR the election of Class B Directors and a Clerk and, FOR Proposals 2,3,4 and 5.

                         (Continued, and to be dated signed, on reverse side.)

The Board of Directors recommends voting FOR Items 1,2,3 and 4.

1. ELECTION OF CLASS A    FOR ALL NOMINEES    WITHHOLD AUTHORITY to
   DIRECTORS              LISTED BELOW    [ ] vote for all nominees below [ ]

   EXCEPTIONS* (as indicated
   to the contrary below) [ ]

Messrs. Engler, Kennedy, Rudkin and Smith.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provided below.)

*Exceptions____________________________________________________________________

2. Approval of 1994 Stock Plan.        3. Approval of Amendment to 1985 Stock
                                          Plan.

4. Approval of Amendment to 1986 Stock
   Option Plan

FOR [ ] AGAINST [ ] ABSTAIN [ ]    FOR [ ] AGAINST [ ] ABSTAIN [ ]

FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. In their discretion, the Proxies are
   authorized to vote upon such other    PROXY DEPARTMENT        Address Change
   business as may properly come         NEW YORK, N.Y. 10203-0163  Mark Here[]
   before said meeting.
                                      The signature on your proxy should agree with the name(s) shown at the left. If the stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      Dated ______________________________1994
                                      ___________________________________(L.S.)
                                      ___________________________________(L.S.)
                                            Signature(s) of Shareholder(s)

Sign, Date and Return the Proxy Card Promptly      Vote must be indicated
Using the Enclosed Envelope.                       (X) in Black or Blue ink.[ ]


                    AMERICAN MAIZE-PRODUCTS COMPANY

             ANNUAL MEETING OF SHAREHOLDERS-APRIL 27, 1994

                             CLASS A PROXY

             This Proxy is Solicited by the Board of Directors

   The undersigned hereby appoints William Ziegler, III, Patric J. McLaughlin and C. Alan MacDonald, and each of them, the attorneys and proxies of the undersigned (each with the power to act without the others and with power of substitution) to vote, as designated on the reverse side, all shares of Class A Common Stock of American Maize-Products Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Rich Forum, Stamford Center for the Arts, 307 Atlantic Street, Stamford, Connecticut on the 27th day of April, 1994, at 11:00 o'clock A.M., and any adjournments thereof, upon all matters which may properly come before the said Annual meeting.

   Unless otherwise specified, this proxy will be voted FOR the election of Class A Directors and FOR Proposals 2,3 and 4.

                         (Continued, and to be dated signed, on reverse side.)